Exhibit 99.1

Cohu Reports Fourth Quarter 2016 Operating Results

●	Q4 sales of $70.7 million

●	Q4 GAAP income per share of $0.08; non-GAAP adjusted EPS of $0.24

●	Strong order momentum in automotive, mobility and IoT markets

●	Completed the acquisition of Kita, creating sales synergies opportunities

POWAY, Calif., February 16, 2017 -- Cohu, Inc. (NASDAQ:COHU) today reported fiscal 2016 fourth quarter net sales of $70.7 million and GAAP income of $2.3 million or $0.08 per share. Net sales for the twelve months ended 2016 were $282.1 million and GAAP income was $3.3 million or $0.12 per share. (1)

The Company also reported non-GAAP results, with fourth quarter 2016 income of $6.6 million or $0.24 per share and income of $18.8 million or $0.68 per share for the twelve months ended 2016. (1)

GAAP Results (1)
(in millions, except per share amounts)	Q4 FY 2016	Q3 FY 2016 (2)	Q4 FY 2015 (4)	12 Months 2016	12 Months 2015 (4)

Net sales	$70.7	$69.3	$63.5	$282.1	$269.7
Income	$2.3	$0.1	$2.3	$3.3	$5.8
Income per share	$0.08	$0.01	$0.08	$0.12	$0.22

Non-GAAP Results (1)
(in millions, except per share amounts)	Q4 FY 2016	Q3 FY 2016 (2) (3)	Q4 FY 2015	12 Months 2016 (2) (3)	12 Months 2015

Income	$6.6	$4.3	$2.4	$18.8	$15.7
Income per share	$0.24	$0.16	$0.09	$0.68	$0.58

(1)

In 2015 the Company announced the sale of its mobile microwave communication equipment business, Broadcast Microwave Services, Inc. (“BMS”). The operating results of BMS have been presented as discontinued operations and all prior period amounts have been reclassified accordingly. All amounts presented are from continuing operations.

(2)

In the fourth quarter of 2016 the Company early adopted ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, (ASU 2016-09). As a result of the adoption of ASU 2016-09 certain prior quarter amounts have been restated. The impact of these 2016 restatements was not significant.

(3)

Non-GAAP results for the third quarter of 2016 were revised in the current period to exclude the impact of other acquisition costs incurred in connection with the acquisition of Kita Manufacturing Ltd. (“Kita”) on January 4, 2017.

(4)	GAAP income for the fourth quarter and year ended December 26, 2015 included a $3.2 million, pretax gain on the sale-leaseback of the Company’s Poway headquarters.

Total cash and investments at the end of the year were $128.0 million.

Luis Müller, President and Chief Executive Officer of Cohu stated, “We delivered growth in fiscal 2016 with sales up 4.6% year-on-year, a non-GAAP income increase of 20% and approximately 2-points market share gain in test handlers. We also grew our contactor business and executed the acquisition of Kita, creating sales synergy opportunities at Cohu’s large installed base of handlers at automotive and mobile customers.”

Müller concluded, “We started 2017 with strong order momentum and a plan to further expand sales and profitability. Customer and end-market diversification as well as growing revenue contribution from recurring, that includes test contactors, are driving improved predictability in the business model.”

Cohu expects first quarter 2017 sales to be approximately $78 million. Cohu's Board of Directors approved a quarterly cash dividend of $0.06 per share payable on April 14, 2017 to shareholders of record on February 28, 2017. Cohu has paid consecutive quarterly cash dividends since 1977.

Use of Non-GAAP Financial Information:

Included within this press release are non-GAAP financial measures that supplement the Company's Condensed Consolidated Statements of Income prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for share-based compensation, the amortization of acquired intangible assets, manufacturing transition costs, employee severance costs, asset impairments, the reduction of an uncertain tax position liability and related indemnification receivable and the gain generated by the sale-leaseback of a facility. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Income.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate Cohu’s financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Forward Looking Statements:

Certain matters discussed in this release, including statements regarding expectations of business, sales, revenue, business model predictability and operating results are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected or forecasted. Such risks and uncertainties include, but are not limited to, risks associated with acquisitions, inventory, goodwill and other asset write-downs; our ability to convert new products under development into production on a timely basis, support product development and meet customer delivery and acceptance requirements for next generation equipment; our reliance on third-party contract manufacturers; failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; customer orders may be canceled or delayed; the concentration of our revenues from a limited number of customers; intense competition in the semiconductor test handler industry; our reliance on patents and intellectual property; compliance with U.S. export regulations; and the cyclical and unpredictable nature of capital expenditures by semiconductor manufacturers. These and other risks and uncertainties are discussed more fully in Cohu's filings with the Securities and Exchange Commission, including the most recently filed Form 10-K and Form 10-Q. The forward-looking statements included in this release speak only as of the date hereof, and Cohu does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.

About Cohu:

Cohu is a leading supplier of semiconductor test and inspection handlers, micro-electro mechanical system (MEMS) test modules, test contactors and thermal sub-systems used by global semiconductor manufacturers and test subcontractors.

Cohu will be conducting their conference call on Thursday, February 16, 2017 at 1:30 p.m. Pacific Time/4:30 p.m. Eastern Time. The call will be webcast at www.cohu.com. Replays of the call can be accessed at www.cohu.com.

For press releases and other information of interest to investors, please visit Cohu’s website at www.cohu.com. Contact: Jeffrey D. Jones - Investor Relations (858) 848-8106

COHU, INC.
CONSOLIDATED STATEMENT OF INCOME
(Unaudited)
(in thousands, except per share amounts)

	Three Months Ended (1)		Twelve Months Ended (1)
	December 31,	December 26,	December 31,	December 26,
	2016	2015	2016	2015

Net sales	$70,694	$63,484	$282,084	$269,654
Cost and expenses:
Cost of sales	45,167	43,087	187,256	180,616
Research and development	10,143	8,206	34,841	33,107
Selling, general and administrative	12,332	13,164	54,322	51,170
Gain on sale of facility (2)	-	(3,198)	-	(3,198)
	67,642	61,259	276,419	261,695
Income from operations	3,052	2,225	5,665	7,959
Interest and other, net	169	25	342	44
Income from continuing operations before taxes	3,221	2,250	6,007	8,003
Income tax provision (benefit)	915	(40)	2,747	2,211
Income from continuing operations	2,306	2,290	3,260	5,792

Discontinued operations:
Loss from discontinued operations before taxes (3)	(217)	(341)	(221)	(5,536)
Income tax provision	-	-	-	6
Loss from discontinued operations	(217)	(341)	(221)	(5,542)
Net Income	$2,089	$1,949	$3,039	$250

Income per share:
Basic:
Income from continuing operations	$0.09	$0.09	$0.12	$0.22
Loss from discontinued operations	(0.01)	(0.02)	(0.01)	(0.21)
	$0.08	$0.07	$0.11	$0.01

Diluted:
Income from continuing operations	$0.08	$0.08	$0.12	$0.22
Loss from discontinued operations	0.00	(0.01)	(0.01)	(0.21)
	$0.08	$0.07	$0.11	$0.01

Weighted average shares used in computing income per share: (4)
Basic	26,848	26,241	26,659	26,057
Diluted	27,774	27,115	27,480	26,788

(1)

The three- and twelve-month periods ended December 31, 2016 were comprised of 14 weeks and 53 weeks, respectively. The three- and twelve-month periods ended December 26, 2015 were comprised of 13 weeks and 52 weeks, respectively.

(2)	Gain on sale of facility resulted from the sale-leaseback of the Company’s Poway headquarters completed on December 4, 2015.

(3)

Prior year amounts include the loss generated by the sale of our mobile microwave communication equipment business totaling $0.3 million and $3.6 million in the three- and twelve-month periods ended December 26, 2015, respectively.

(4)

The Company has utilized the "control number" concept in the computation of diluted earnings per share to determine whether a potential common stock instrument is dilutive. The control number used is income from continuing operations. The control number concept requires that the same number of potentially dilutive securities applied in computing diluted earnings per share from continuing operations be applied to all other categories of income or loss, regardless of their anti-dilutive effect on such categories.

COHU, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands) (Unaudited)

	December 31,	December 26,
	2016	2015
Assets:
Current assets:
Cash and investments	$128,035	$117,022
Accounts receivable	63,019	59,832
Inventories	45,502	51,348
Other current assets	8,593	6,261
Total current assets	245,149	234,463
Property, plant & equipment, net	18,234	19,000
Goodwill	58,849	60,264
Intangible assets, net	17,835	25,297
Other assets	5,445	6,322
Total assets	$345,512	$345,346

Liabilities & Stockholders’ Equity:
Current liabilities:
Deferred profit	$6,886	$3,730
Other current liabilities	61,803	59,461
Total current liabilities	68,689	63,191
Other noncurrent liabilities	41,354	44,018
Stockholders’ equity	235,469	238,137
Total liabilities & stockholders’ equity	$345,512	$345,346

COHU, INC.
Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)
(in thousands, except per share amounts)
	Three Months Ended
	December 31,	September 24,	December 26,
	2016	2016	2015

Income from operations - GAAP basis (a)	$3,052	$906	$2,225

Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of goods sold	89	101	153
Research and development	337	327	251
Selling, general and administrative (SG&A)	1,426	1,329	1,270
	1,852	1,757	1,674
Amortization of intangible assets included in (c):
Cost of goods sold	1,138	1,355	1,310
SG&A	400	450	454
	1,538	1,805	1,764

Manufacturing transition and severance costs included in SG&A (d)	496	586	436

Acquisition costs included in SG&A (e)	896	474	-

Reduction of indemnification receivable included in SG&A (f)	588	-	-

Gain on sale of facility (g)	-	-	(3,198)
Income from operations - non-GAAP basis (h)	$8,422	$5,528	$2,901

Income from continuing operations - GAAP basis	$2,306	$128	$2,290
Non-GAAP adjustments (as scheduled above)	5,370	4,622	676
Tax effect of non-GAAP adjustments (f) (i)	(1,031)	(463)	(569)
Income from continuing operations - non-GAAP basis	$6,645	$4,287	$2,397

GAAP income from continuing operations per share - diluted	$0.08	$0.01	$0.08

Non-GAAP income from continuing operations per share - diluted (j)	$0.24	$0.16	$0.09

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company's operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Manufacturing transition costs relate principally to employee severance expenses incurred as a result of moving certain manufacturing activities to Asia as part of our cost reduction efforts and employee severance are costs incurred in conjunction with the termination of certain employees to streamline our operations and reduce costs.  Management has excluded these costs primarily because they are not reflective of the ongoing operating results and they are not used to assess ongoing operational performance. Acquisition costs have been excluded by management as they are unrelated to the core operating activities of the Company and the frequency and variability in the nature of the charges can vary significantly from period to period. Management believes the reduction of an uncertain tax position liability and related indemnification receivable is better reflected within income tax expense rather than a charge to SG&A and credit to the income tax provision. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	4.3%, 1.3% and 3.5% of net sales, respectively.

(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.

(c)	To eliminate the amortization of acquired intangible assets.

(d)	To eliminate manufacturing transition and employee severance costs.

(e)	To eliminate professional fees and other direct incremental expenses incurred related to the acquisition of Kita.

(f)	To eliminate the impact of the reduction of an uncertain tax position liability and related indemnification receivable.

(g)	To eliminate the gain recognized on the sale-leaseback of the Company’s Poway facility.

(h)	11.9%, 8.0% and 4.6% of net sales, respectively.

(i)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.

(j)	All periods presented were computed using the number of GAAP diluted shares outstanding for the period.

COHU, INC.
Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)
(in thousands, except per share amounts)

	Twelve Months Ended
	December 31,	December 26,
	2016	2015

Income from operations - GAAP basis (a)	$5,665	$7,959

Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of goods sold	398	566
Research and development	1,292	1,092
Selling, general and administrative (SG&A)	5,453	5,097
	7,143	6,755
Amortization of intangible assets included in (c):
Cost of goods sold	5,170	5,420
SG&A	1,732	1,612
	6,902	7,032

Manufacturing transition and severance costs included in (d):
Cost of goods sold	75	-
SG&A	1,423	970
	1,498	970

Acquisition costs included in SG&A (e)	1,777	-

Reduction of indemnification receivable included in SG&A (f)	588	-

Asset impairment included in SG&A (g)	-	273

Gain on sale of facility (h)	-	(3,198)
Income from operations - non-GAAP basis (i)	$23,573	$19,791

Income from continuing operations - GAAP basis	$3,260	$5,792
Non-GAAP adjustments (as scheduled above)	17,908	11,832
Tax effect of non-GAAP adjustments (f) (j)	(2,408)	(1,961)
Income from continuing operations - non-GAAP basis	$18,760	$15,663

GAAP income per share - diluted	$0.12	$0.22

Non-GAAP income per share - diluted (k)	$0.68	$0.58

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company's operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Manufacturing transition costs relate principally to employee severance expenses incurred as a result of moving certain manufacturing activities to Asia as part of our cost reduction efforts and employee severance are costs incurred in conjunction with the termination of certain employees to streamline our operations and reduce costs. Management has excluded these costs primarily because they are not reflective of the ongoing operating results and they are not used to assess ongoing operational performance. Acquisition costs have been excluded by management as they are unrelated to the core operating activities of the Company and the frequency and variability in the nature of the charges can vary significantly from period to period. Management believes the reduction of an uncertain tax position liability and related indemnification receivable is better reflected within income tax expense rather than a charge to SG&A and credit to the income tax provision. Impairments are incurred when specific assets carrying value exceeds its fair value. Management has excluded this item because it is not reflective of the ongoing operating results and because of the infrequent and non-cash nature of this activity. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	2.0% and 3.0% of net sales, respectively.

(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.

(c)	To eliminate the amortization of acquired intangible assets.

(d)	To eliminate manufacturing transition and employee severance costs.

(e)	To eliminate professional fees and other direct incremental expenses incurred related to the acquisition of Kita.

(f)	To eliminate the impact of the reduction of an uncertain tax position liability and related indemnification receivable.

(g)	To eliminate the asset impairment charge recorded in the first quarter of 2015.

(h)	To eliminate the gain recognized on the sale-leaseback of the Company’s Poway facility.

(i)	8.4% and 7.3% of net sales, respectively.

(j)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.

(k)	All periods presented were computed using the number of GAAP diluted shares outstanding for each period.